ACQUISITIONS	6 Months Ended
Jun. 30, 2019
ACQUISITIONS
ACQUISITIONS

NOTE 2 — ACQUISITIONS

Acquisitions in 2019

There were no significant acquisitions during the six months ended 30 June 2019.

Acquisitions in 2018

On 23 April 2018, the Company’s wholly owned subsidiary Sundance Energy, Inc. acquired from Pioneer Natural Resources USA, Inc., Reliance Industries and Newpek, LLC (collectively the “Sellers”) approximately 21,900 net acres in the Eagle Ford in McMullen, Live Oak, Atascosa and La Salle counties, Texas for a cash purchase price of $215.8 million.  The acquisition included varying working interests in 132 gross  (98.0 net) wells.

The acquisition was recorded using the acquisition method of accounting.  The following table reflects the fair value of the assets acquired and the liabilities assumed as at the date of acquisition (in thousands):

Fair value of assets acquired:
Development and production assets	$179,662
Exploration and evaluation assets	43,642
Fair value of liabilities assumed:
Restoration provision	(7,435)
Trade and other payables	(80)
Net assets acquired	$215,789

Purchase price:
Total cash consideration paid (1)	$215,789
(1)

During the six months ended 30 June 2018, the Company paid $220.1 million to the sellers to purchase the Eagle Ford assets.  In the second half of 2018, the Company received $4.4 million from the sellers to settle post-closing adjustments, for a total purchase price of $215.8 million.

 Revenues of $5.3 million and net income, excluding general and administrative costs (which could not be practically estimated) and the impact of income taxes, of $1.9 million were generated from the acquired properties from 23 April 2018 through 30 June 2018.